UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6101 Nimtz Parkway

South Bend, Indiana 46628

(Address of Principal Executive Office) (Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 30, 2024, Strawberry Fields REIT, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The record date (the “Record Date”) for the Annual Meeting was April 16, 2024. As of the Record Date, the Company had issued and outstanding 6,458,014 shares of common stock, par value $0.0001 per share (the “Common Stock”).

Represented at the Annual Meeting, in person or by proxy, were the holders of 4,863,822 shares of Common Stock, thereby constituting a quorum. Each share of Common Stock had one vote. The matters that were voted on at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth below. Of the shares present at the Annual Meeting, 800,101 were broker non-votes, and were not included in any of the figures below, except for the vote in favor of the ratification of Hacker, Johnson and Smith, P.A., as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Proposal No. 1. To elect five directors for a one-year term and until each of their successors are elected and qualified.

	Votes For	Votes Withheld
Moishe Gubin	4,060,978	2,370
Essel Bailey	3,284,673	691,577
Michael Blisko	4,061,081	2,370
Jack Levine	3,817,586	167,610
Reid Shapiro	3,479,133	167,490

Proposal No. 2. To ratify the appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
4,862,847	305	670

Proposal No. 3. To authorize the amendment to the Company’s 2021 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
4,058,836	1,627	3,258

As a result of the above votes, all director nominees were elected and Proposal Nos. 2 and 3 were approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Strawberry Fields REIT, Inc.

Dated: June 3, 2024	By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman

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